UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

5/31/2022
Date of Report (date of earliest event reported)
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Altus Power, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-39798 (Commission File Number)	85-3448396 (I.R.S. Employer Identification Number)
2200 Atlantic Street, 6th Floor Stamford, CT 06902
(Address of principal executive offices and zip code)
(203) 698-0090
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $.0001	AMPS	New York Stock Exchange
Warrants to purchase one share of Class A common stock, each at an exercise price of $11.00	AMPS WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 - Regulation FD Disclosure.
On June 1, 2022, Altus Power, Inc., f/k/a CBRE Acquisition Holdings, Inc. (the “Company”), issued a press release announcing the Company’s entry into Exchange Agreements (as defined below in Item 8.01 of this Current Report on Form 8-K (this “Current Report”)) with the Holders (as defined below in Item 8.01 of this Current Report). A copy of this press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

The information furnished pursuant to Item 7.01 of this Current Report, including Exhibit 99.1 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 8.01 - Other Events.
On May 31, 2022, the Company entered into separate, privately negotiated warrant exchange agreements (the “Exchange Agreements”) with a limited number of holders (the “Holders”) of the Company’s outstanding publicly traded warrants (the “Public Warrants”) to purchase shares of the Company’s Class A common stock, par value $0.0001 per share (the “Common Stock”). The Public Warrants were previously issued by the Company in its initial public offering of units pursuant to a prospectus dated December 11, 2020, which was registered under the Securities Act. Pursuant to the Exchange Agreements, the Company agreed to issue an aggregate of 981,113 shares of Common Stock to the Holders in exchange for the surrender and cancellation of an aggregate of 4,087,962 Public Warrants held by the Holders. The issuance by the Company of the shares of Common Stock in exchange for the surrender and cancellation of the Warrants is being made in reliance on the exemption from registration in Section 3(a)(9) of the Securities Act.

Item 9.01 - Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated June 1, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 1, 2022

Altus Power, Inc.

By:	/s/ Gregg J. Felton
Name:	Gregg J. Felton
Title:	Co-Chief Executive Officer and Director